SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, DC  20549

                           FORM 8-K

                        CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchanges Act of 1934

DATE OF REPORT (Date of Earliest Event Reported) October 2, 1996


               THE MANHATTAN LIFE INSURANCE COMPANY
      (Exact name of registrant as specified in its charter)


New York                          33-42611       13-1004640
(State or other jurisdiction     (Commission   (I.R.S. Employer
of incorporation or organization) File Number)  Identification
                                                       No.)


1876 Waycross Road, Cincinnati, Ohio                 45240
(Address of principal executive offices)            (ZIP Code)

Registrant's telephone number, including area code: (513) 595-2118


                              NONE
                  --------------------------------
                 (Former name, former address, and
                   former fiscal year, if changed
                         since last report.)


Item 5:    Other Important Events

     On October 2, 1996, the Board of Directors of the Registrant voted to approve and recommend to the shareholders of the Registrant, for consideration and adoption, a Plan for Acquisition of Minority Interest of the Registrant setting forth the terms of a Reverse Stock Split as described in
     Item 7 - "Exhibits". Pursuant to the By-Laws of the Registrant, a special meeting of the Registrant's shareholders will be called as soon as practicable following the review of the Registrant's Proxy Statement by the Securities and Exchange Commission.

Item 7.    Exhibits

    The Following Exhibits are furnished with this report:

        (99) Plan for Acquisition of Minority Interest of the
Registrant.

              THE MANHATTAN LIFE INSURANCE COMPANY

                           SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        THE MANHATTAN LIFE INSURANCE COMPANY
                                     (The Registrant)


Dated: October 31, 1996  By: /s/ Daniel J. Fischer
                         Daniel J. Fischer
                         President and Chief Executive Officer
                         and General Counsel